Exhibit 10.51
Schedule of Compensation for Non-Employee Directors

Annual Retainer	$10,000
Committee Chairman Annual Retainer:
Audit Committee	$12,500
Compensation Committee	$6,000
Committee Member Annual Retainer
Audit Committee	$7,500
Compensation Committee	$4,000
Regular Board Meeting Fee	$2,500	(1)
Special Board Meeting Fee	$1,000	(2)
Committee Meeting Fee	$1,000	(3)
New Member Restricted Stock/Stock Option Award Grant (#)		(4)
Committee Chairman Restricted Stock Award
Audit Committee (#)		(4)
Compensation Committee (#)		(4)
Nominating Committee (#)		(4)
Committee Member Restricted Stock Award
Audit Committee (#)		(4)
Compensation Committee (#)		(4)
Annual Director Stock Option Grant		(4)
Annual Director Restricted Stock Grant		(4)

(1)	The fee is $1,000 if participation is by telephone.

(2)	The fee is $500 if participation is by telephone.

(3)	The fee is $500 if participation is by telephone.

(4)	Any award is at the discretion of the Compensation Committee and the Board of Directors.

Schedule of Compensation for
Chairman of the Board of Directors

Consulting Arrangement	$12,000/month
Annual Stock Option Grant		(1)
Annual Restricted Stock Grant		(1)

(1)	Any award is at the discretion of the Compensation Committee and the Board of Directors.

2